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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 25, 2001



                                ENGLE HOMES, INC.
             (Exact name of Registrant as specified in its charter)



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
              Florida                                                                 59-2214791
  (State or other jurisdiction of                  0-196333                  (IRS Employer Identification
   incorporation or organization)          (Commission File Number)                    Number)
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           123 N.W. 13th Street, Suite 300, Boca Raton, Florida 33432
              (Address of Registrant's principal executive offices)


                                  561-391-4012
              (Registrant's telephone number, including area code)



                                       N/A
          (Former name or former address, if changed since last report)



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ITEM  8.  CHANGE IN FISCAL YEAR.

On January 25th, 2001, the Board of Directors of Engle Homes, Inc. (the "Company") voted to change the fiscal year of the Company to a calendar year commencing with the year ending December 31, 2001. The Company intends to file a Transition Report on Form 10-Q by February 14, 2001 for the purpose of reporting on the two month period ended December 31, 2000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENGLE HOMES, INC..
February 6, 2001



By:    /S/ David Shapiro
-------------------------------
Name:  David Shapiro
Title:    Vice President and Chief Financial Officer